UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-25909	86-0931332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2685 S. Melrose Drive, Vista, California	92081
(Address of Principal Executive Offices)	(Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Effective as of May 29, 2020, Flux Power, Inc. (“Flux”), a wholly-owned subsidiary of Flux Power Holdings, Inc. (the “Registrant”), and Cleveland Capital, L.P. (“Cleveland”), a holder of the Unsecured Promissory Note issued on July 3, 2019 (“Original Note”), as amended by that (i) certain First Amendment to the Unsecured Promissory Note dated September 1, 2019 (“First Amendment”), (ii) certain Second Amendment to the Unsecured Promissory Note dated December 3, 2019 (“Second Amendment”), (iii) that certain Third Amendment to the Unsecured Promissory Note dated December 31, 2019 (“Third Amendment”), (iv) that certain Fourth Amendment to the Unsecured Promissory Note dated March 31, 2020 (“Fourth Amendment”), and (v) that certain Fifth Amendment to the Unsecured Promissory Note dated April 30, 2020 (“Fifth Amendment” and together with the Original Note, the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment, the “Amended Note”), executed the Sixth Amendment to the Unsecured Promissory Note (“Sixth Amendment”) which (a) extends the maturity date of the Amended Note from May 31, 2020 to June 30, 2020, and (b) capitalized all accrued and unpaid interest to the principal amount. The Amended Note was issued pursuant to that certain Loan Agreement dated July 3, 2019 by and among, Flux, the Registrant and Cleveland.

Cleveland is also a party to that certain Second Amended and Restated Credit Facility Agreement dated October 10, 2019, with Flux pursuant to which Cleveland and other lenders have agreed to provide Flux with a line of credit for up to $12,000,000 (“LOC”). In connection with the LOC, Flux issued a secured promissory note to Cleveland and became a party to that certain Amended and Restated Security Agreement, as amended, with Cleveland and other lenders under the LOC.

This summary of Sixth Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sixth Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Exhibit Description
10.1	Sixth Amendment to the Unsecured Promissory Note - Cleveland Capital, L.P.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.
a Nevada corporation

By:	/s/ Ronald F. Dutt
Ronald F. Dutt, Chief Executive Officer

Dated: June 1, 2020

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